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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 18, 1996.



                                QUADRATECH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



           Nevada                        0-26856                 95-4396848
----------------------------             -----------       -------------------
(State or other jurisdiction             (Commission          (IRS Employer
    of incorporation)                    File Number)      Identification No.)



                              126 West Maple Avenue
                           Monrovia, California 91016
                           --------------------------
                    (Address of principal executive offices)



                                 (626) 358-5995
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant.

               The Registrant and its former auditors, Clumeck, Stern, Phillips & Scheckelberg, mutually agreed on December 18, 1996 to terminate their relationship. During the Registrant's fiscal year then ended, Clumeck, Stern, Phillips & Scheckelberg reports on the Registrant's financial statements neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty. The decision to terminate its relationship with Clumeck, Stern, Phillips & Scheckelberg was approved by the Board of Directors of the Registrant. Through and including December 18, 1996, there were no disagreements with Clumeck, Stern, Phillips & Scheckelberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clumeck, Stern, Phillips & Scheckelberg, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Pursuant to action approved by the Registrant's Board of Directors, the Registrant intended to retain Singer Lewak Greenbaum & Goldstein, as its auditors as of December 18, 1997. Clumeck, Stern, Phillips & Scheckelberg concurred with the disclosures made by the Registrant. Singer Lewak Greenbaum & Goldstein did not accept auditing responsibilities.

               Thereafter, Registrant's Board of Directors retained Harold Y. Spector, certified public accountant, of 80 South Lake Avenue, Suite 723, Pasadena, California 91101, as its auditor.


Item 5. Other Events.

               On May 15, 1998, the Securities and Exchange Commission (the "Commission") filed a Complaint against the Registrant. In connection therewith, Registrant entered a general appearance, waived service upon it of a Summons and of the Complaint of the Commission and admitted the jurisdiction of the Court over it and over the subject matter of this action. Registrant admitted that pursuant to Section 13(a) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. Section 78m(a)] and Rules 12b-25, 13a-1 and 13a-13 [17 C.F.R.
Sections 240.12b-25, 240.13a-1 and 240.13a-13] promulgated thereunder, it was required to file, and, it has failed: (a) to file with the Commission its Annual Reports on Form 10-K [17 C.F.R. Section 249.310]: (1) for its fiscal year ended December 31, 1996, which was due on or before March 31, 1997; and (2) for its fiscal year ended December 31, 1997, which was due on or before March 31, 1998;
(b) to file with the Commission its Quarterly Reports on Form 10-Q [17 C.F.R.
Section 249-308a]: (1) for its fiscal quarter ended March 31, 1997, which was due on or before May 15, 1997; (2) for its fiscal quarter ended June 30, 1997, which was due on or before August 14, 1997; and (3) for its fiscal quarter ended September 30, 1997, which was due on or before November 14, 1997; (c) to file with the Commission its Notifications of Late Filing on Form 12b-25 [17 C.F.R.
Section 249.322]: (1) for its Annual Reports on Form 10-K; (i) for its fiscal year ended December 31, 1996, which



                                       2.

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was due before April 1, 1997; and (ii) for its fiscal year ended December 31,
1997, which was due on or before April 1, 1998; and (2) for its Quarterly Reports on Form 10-Q: (i) for its fiscal quarter ended March 31, 1997, which was due on or before May 16, 1997; (ii) for its fiscal quarter ended June 30, 1997, which was due on or before August 15, 1997; and (iii) for its fiscal quarter ended September 30, 1997, which was due on or before November 17, 1997. The Registrant, without trial, argument or adjudication of any issue of fact or law, waived entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, except as set forth herein and in the Final Judgment of Permanent Injunction as to The Registrant (the "Final Judgment") to be entered in the action. The Registrant waived any right it may have had to appeal from the Final Judgment to be entered in the action. The Registrant waived service upon it of the Final Judgment and agreed that the entry of the Final Judgment by the Court and filing with the Clerk in the United States District Court for the District of Columbia will constitute notice to the Registrant of the terms and conditions of such Final Judgment. The Registrant entered the Consent voluntarily and represented that no offer, promise or threat of any kind whatsoever had been made by the Commission or any of its members, officers, employees, agents or representatives in connection with or in consideration therefore. The Registrant agreed that the Consent shall be incorporated by reference into the Final Judgment, a copy of which was to be entered by the Court in the action. The Registrant consented, before the taking of any testimony and without trial, argument or adjudication of any issue of fact or law therein, to the entry, without further notice, of the Final
Judgment: (a) restraining and enjoining the Registrant and its officers, agents, servants and employees and attorneys, and those persons in active concert or participation with them, who receive actual notice of the Final Judgment by personal service or otherwise, and each of them, from failing or causing the failure to file timely and in proper form with the Commission at its headquarters office, accurate and complete information and reports as are required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act and Rules 12b-25, 13a-1 and 13a-13, promulgated thereunder, including, among others, Annual Reports, Quarterly Reports and Notifications of Late Filing; (b) ordering the Registrant to require any outgoing chief executive officer or president of the Registrant to deliver or cause to be delivered a copy of the Final Judgment and of the Consent to any incoming chief executive officer or president of the Registrant; and (c) ordering the Registrant to file with the Commission at its headquarters office in Washington, D.C.: (1) a complete and accurate Annual Report on Form 10-K for its fiscal year ended December 31, 1996 by May 29, 1998; (2) complete and accurate Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, June 30 and September 30, 1997 by June 15, 1998; (3) a complete and accurate Annual Report on Form 10-K for its fiscal year ended December 31, 1997 by June 30, 1998; and (4) such other periodic reports which may become due prior to the entry of the Final Judgment.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            QUADRATECH, INC.
                                            Registrant)



DATED: May 27, 1998
                                            ------------------------------------
                                            Maria Comfort, President



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